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                                                345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 349-4281


Scudder New Europe Fund, Inc.

                                                                   June 11, 1998

To the Stockholders:

     The Annual Meeting of Stockholders of Scudder New Europe Fund, Inc. (the "Fund") is to be held at 10:30 a.m., Eastern time, on Thursday, July 23, 1998, at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy card are enclosed.

     At the Annual Meeting, the stockholders will elect three Directors and consider the ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

     Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.

Respectfully,

/s/Nicholas Bratt                                /s/Daniel Pierce
Nicholas Bratt                                   Daniel Pierce
President                                        Chairman of the Board

--------------------------------------------------------------------------------
STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------

                             SCUDDER NEW EUROPE FUND, INC.
                        Notice of Annual Meeting of Stockholders

To the Stockholders of
Scudder New Europe Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of Scudder New Europe Fund, Inc. (the "Fund") has been called to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Thursday, July 23, 1998 at 10:30 a.m., Eastern time, for the following purposes:

              (1) To elect three Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

              (2) To ratify or reject the action of the Board of Directors in selecting Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending October 31, 1998.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on June 4, 1998 are entitled to vote at the meeting and any adjournments thereof.

                                             By order of the Board of Directors,
                                                  Thomas F. McDonough, Secretary

June 11, 1998

--------------------------------------------------------------------------------
IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                                    PROXY STATEMENT
                                        GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scudder New Europe Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Thursday, July 23, 1998 at 10:30 a.m., Eastern time, and at any adjournments thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about June 11, 1998 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2) which require the approval of a majority of shares voting at the Meeting.

     Holders of record of the common stock of the Fund at the close of business on June 4, 1998 (the "Record Date") will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 16,124,567 shares of common stock outstanding on the Record Date.

     The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended October 31, 1997, without charge, by calling 800-349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.

                               (1) ELECTION OF DIRECTORS

     Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the three nominees listed below as Directors of the Fund (Class I) to serve for a term of three years, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees

     The following table sets forth certain information concerning each of the three nominees as a Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

 Class I - Nominees to serve until 2001 Annual Meeting of Stockholders:

                                                                                Shares
                        Present Office with the Fund, if                      Beneficially
                           any; Principal Occupation or      Year First         Owned          Percent
                           Employment and Directorships       Became a         March 31,          of
Name (Age)                 in Publicly Held Companies        Director           1998(1)         Class
----------                 --------------------------        --------           -------         -----

Nicholas Bratt (50)*+      President;      Managing           1989               1,654       less than 1/4
                           Director    of   Scudder                                             of 1%
                           Kemper      Investments,
                           Inc.;    and   Director,
                           Korea  Society  (private
                           society).    Mr.   Bratt
                           serves  on the  board of
                           one   additional    fund
                           managed    by    Scudder
                           Kemper.

Mary Johnston              Director,         Baxter            1990              500 (2)     less than 1/4
  Evans (68)               International,      Inc.                                            of 1%
                           (health           care),
                           Saint-Gobain       Corp.
                           (industrial     products
                           manufacturer),     Delta
                           Air  Lines,   Inc.  (air
                           lines),        Household
                           International,      Inc.
                           (financial    services),
                           The  Sun  Company,  Inc.
                           (petroleum     products)
                           and  Dun  &   Bradstreet
                           Corporation   (marketing
                           and            financial
                           information services).

 William H. Luers (69)     President,           The            1990              401 (3)     less than 1/4
                           Metropolitan  Museum  of                                             of 1%
                           Art;   Director,    IDEX
                           Corporation      (liquid
                           handling       equipment
                           manufacturer),    Wickes
                           Lumber           Company
                           (building    materials),
                           StoryFirst
                           Communications,     Inc.
                           (owns   television   and
                           radio     stations    in
                           Russia   and   Ukraine),
                           Transco  Energy  Company
                           (natural             gas
                           transmission    company)
                           (until   1995)  and  The
                           Discount  Corporation of
                           New York (bond  trading)
                           (until 1993).  Mr. Luers
                           serves on the  boards of
                           certain    other   funds
                           managed    by    Scudder
                           Kemper.

Information Concerning Continuing Directors

     The Board of Directors is divided into three classes, each Director serving for a term of three years. The terms of Class II and III Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

 Class II - Directors serving until 1999 Annual Meeting of Stockholders:

                                                                                Shares
                        Present Office with the Fund, if                      Beneficially
                           any; Principal Occupation or      Year First         Owned          Percent
                           Employment and Directorships       Became a         March 31,          of
Name (Age)                 in Publicly Held Companies        Director           1998(1)         Class
----------                 --------------------------        --------           -------         -----
Wilson Nolen(71)            Consultant;     Trustee,          1990               8,869      less than 1/4
                            Cultural    Institutions                                            of 1%
                            Retirement  Fund,  Inc.,
                            New    York    Botanical
                            Garden,        Skowhegan
                            School  of   Painting  &
                            Sculpture;     Director,
                            Ecohealth,          Inc.
                            (biotechnology  company)
                            (until  1996),  Chattem,
                            Inc.  (drug and chemical
                            company)  (until  1993).
                            Mr.  Nolen serves on the
                            boards of certain  other
                            funds     managed     by
                            Scudder Kemper.

 Ladsilas O. Rice (72)      Director,     Huntingdon          1990               900        less than 1/4
                            International  Holdings,                                             of 1%
                            plc    (biological   and
                            environmental    testing
                            company),        Stanley
                            Gibbons   Holdings   plc
                            (publisher)       (until
                            1998)  and   Whittington
                            Hospital  Trust;  Deputy
                            Chairman,  Burton  Group
                            plc         (diversified
                            retailer) (until 1993).

 Class III - Directors serving until 2000 Annual Meeting of Stockholders:

                                                                                Shares
                        Present Office with the Fund, if                      Beneficially
                           any; Principal Occupation or      Year First         Owned          Percent
                           Employment and Directorships       Became a         March 31,          of
Name (Age)                 in Publicly Held Companies        Director           1998(1)         Class
----------                 --------------------------        --------           -------         -----

 Daniel Pierce (64)*+      Chairman  of the  Board;            1991            13,489 (4)    less than 1/4
                           Managing   Director   of                                              of 1%
                           Scudder           Kemper
                           Investments,  Inc.;  and
                           Director,      Fiduciary
                           Trust  Company (bank and
                           trust    company)    and
                           Fiduciary        Company
                           Incorporated  (bank  and
                           trust   company).    Mr.
                           Pierce   serves  on  the
                           boards of certain  other
                           funds     managed     by
                           Scudder Kemper.

 Paul Bancroft III (68)    Trustee,         Venture            1990               7,000      less than 1/4
                           Capitalist           and                                               of 1%
                           Consultant;      Retired
                           President,         Chief
                           Executive   Officer  and
                           Director,       Bessemer
                           Securities         Corp.
                           (private      investment
                           company);      Director,
                           Western   Atlas,    Inc.
                           (diversified         oil
                           services and  industrial
                           automation     company);
                           and   former   Director,
                           Albany    International,
                           Inc.    (paper   machine
                           belt  manufacturer)  and
                           Measurex     Corporation
                           (process         control
                           systems  company).   Mr.
                           Bancroft  serves  on the
                           boards of certain  other
                           funds     managed     by
                           Scudder Kemper.

 Richard M. Hunt (71)      University  Marshal  and            1990               6,000      less than 1/4
                           Senior         Lecturer,                                               of 1%
                           Harvard      University;
                           Vice Chairman,  American
                           Council   on    Germany;
                           Director,   Council   on
                           the  United  States  and
                           Italy;   Life   Trustee,
                           American  Field Service;
                           and  Partner,   Elmhurst
                           Investment         Trust
                           (family       investment
                           firm).  Mr.  Hunt serves
                           on   the    boards    of
                           certain    other   funds
                           managed    by    Scudder
                           Kemper.

 All Directors and Officers as a group                                           39,713 (5)        0.25%

---------------------------

 * Persons considered by the Fund and its counsel to be "interested persons" [(which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended) (the "1940 Act")] of the Fund or of the Fund's investment manager, Scudder Kemper Investments, Inc. Messrs. Bratt and Pierce are deemed to be interested persons because of their affiliation with the Fund's investment manager, Scudder Kemper Investments, Inc., or because they are Officers of the Fund or both.

 +  Messrs. Bratt and Pierce are members of the Executive Committee of the Fund.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

(2) Ms. Evans' total reflects 100 shares purchased after March 31, 1998.

(3) Mr. Luers' shares are held with shared voting and investment power with a member of his family.

(4) Mr. Pierce's total includes 10,600 shares held in a fiduciary capacity as to which he shares investment and voting power.

(5) The total for the group includes 28,711 shares held with sole investment and voting power and 11,001 shares held with shared investment and voting power.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act, as applied to a fund, require the fund's officers, directors, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

     Based solely upon its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended October 31, 1997, its Reporting Persons complied with all applicable filing requirements.

     To the best of the Fund's knowledge, as of April 15, 1998 no person owned beneficially more than 5% of the Fund's outstanding stock.

Committees of the Board--Board Meetings

     The Board of Directors of the Fund met six times during the fiscal year ended October 31, 1997.

     The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

     The Board has an Audit Committee consisting of those Directors who are not interested persons of the Fund or of Scudder Kemper ("Noninterested Directors"), as defined in the 1940 Act, which last met on February 4, 1998. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Committee on Independent Directors

     The Board has a Committee on Independent Directors consisting of the Noninterested Directors. The Committee is charged with the duty of making all nominations for Noninterested Directors and consideration of other related matters. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee last met on February 4, 1998 to consider and to nominate the nominees set forth above.

Executive Officers

     In addition to Messrs. Bratt and Pierce, Directors who are also Officers of the Fund, the following persons are Executive Officers of the Fund:

                                                                                            Year First
                                           Present Office with the Fund;                    Became an
      Name (Age)                        Principal Occupation or Employment (1)               Officer (2)
     ----------                        --------------------------------------               -----------
 Paul J. Elmlinger (39)            Vice President and Assistant Secretary; Managing            1990
                                   Director of Scudder Kemper Investments, Inc.

 Carol L. Franklin (45)            Vice President; Managing Director of Scudder Kemper         1990
                                   Investments, Inc.

 Bruce H. Goldfarb (33)            Vice President and Assistant Secretary; Vice President      1998
                                   of Scudder Kemper Investments, Inc. since February
                                   1997; previously practiced law with the law firm of
                                   Cravath, Swaine & Moore.

 Joan R. Gregory (52)              Vice President; Vice President of Scudder Kemper            1996
                                   Investments, Inc.

 Jerard K. Hartman (65)            Vice President; Managing Director of Scudder Kemper         1990
                                   Investments, Inc.

 John R. Hebble (40)               Assistant Treasurer; Senior Vice President of Scudder       1998
                                   Kemper Investments, Inc.

 Kathryn L. Quirk (45)             Vice President and Assistant Secretary; Managing            1990
                                   Director of Scudder Kemper Investments, Inc.

 Thomas F. McDonough (51)          Vice President, Treasurer and Secretary; Senior Vice        1990
                                   President of Scudder Kemper Investments, Inc.

 Caroline Pearson (36)             Assistant Secretary; Vice President of Scudder Kemper       1998
                                   Investments, Inc. since September 1997; previously
                                   practiced law with the law firm of Dechert Price &
                                   Rhoads.

 (1) Unless otherwise stated, all Executive Officers have been associated with Scudder Kemper for more than five years, although not necessarily in the same capacity.

 (2) The President, Treasurer and Secretary each hold office until his successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Fund.


Transactions with and Remuneration of Directors and Officers

     The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder Kemper was $136,245, including expenses, for the fiscal year ended October 31, 1997. Each such unaffiliated Director currently receives fees paid by the Fund of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than Audit Committee meetings and meetings held for the purposes of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). Scudder Kemper supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm (see "Investment

Manager," page 8), although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance at Directors' and committee meetings.

The following Compensation Table, provides in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund and Scudder.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay its Directors such benefits.

Column (5) Total compensation received by a Director from the Fund, Scudder, plus compensation received from all funds managed by Scudder Kemper for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

                               Compensation Table
                      for the year ended December 31, 1997
 --------------------------------------------------------------------------------------------------------------
          (1)                      (2)                     (3)              (4)                 (5)
                                                                                    Aggregate Compensation as
                               Aggregate                                Estimated     a Director/Trustee of
                             Compensation              Pension or         Annual        the Fund and Other
                       as a Director of the Fund  Retirement Benefits    Benefits         Scudder Funds
    Name of Person,     Paid by        Paid by     Accrued As Part of     Upon        Paid by       Paid by
        Position           Fund        Scudder**     Fund Expenses      Retirement    Funds       Scudder**
 --------------------------------------------------------------------------------------------------------------
 Paul Bancroft III,      $8,500         $1,500            N/A              N/A        $156,922       $25,950
 Director                                                                             (20 funds*)

 Mary Johnston          $11,500           $750            N/A              N/A        $11,500           $750
 Evans, Director                                                                      (1 fund)

 Richard M. Hunt,       $11,500         $1,500            N/A              N/A        $26,471         $3,700
 Director                                                                             (10 funds*)

 William H. Luers,      $11,500         $1,500            N/A              N/A        $117,729       $16,350
 Director                                                                             (20 funds)

 Wilson Nolen,          $11,500         $1,500            N/A              N/A        $189,548       $25,300
 Director                                                                             (21 funds*)

 Ladislas O. Rice,      $10,300         $1,500            N/A              N/A        $10,300         $1,500
 Director                                                                              (1 fund)

* This does not include membership on the Boards of funds that commenced operations in 1998.

** During 1997 Scudder, Stevens & Clark, Inc. ("Scudder") voluntarily agreed to pay the fees and expenses of Directors relating to special meetings held for the purpose of considering the proposed alliance between Scudder and Zurich Insurance Company, which was consummated on December 31, 1997.

Required Vote

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

       (2) RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     At a meeting held on April 29, 1998, the Board of Directors of the Fund, including a majority of the Noninterested Directors, recommended to stockholders the selection of Coopers & Lybrand L.L.P. to act as independent accountants for the Fund for the fiscal year ending October 31, 1998. Coopers & Lybrand L.L.P. are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of Coopers & Lybrand L.L.P. are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders or management.

     The Fund's financial statements for the fiscal year ended October 31, 1997 were audited by Coopers & Lybrand L.L.P.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders ratify the selection of Coopers & Lybrand L.L.P. as independent accountants.

Investment Manager

     The Investment Manager is a Delaware corporation. Rolf Hueppi* is the Chairman of the Board and Director, Edmond D. Villani# is the President, Chief Executive Officer and Director, Stephen R. Beckwith# is the Treasurer and Chief Financial Officer, Kathryn L. Quirk# is the General Counsel, Chief Compliance Officer and Secretary, Lynn S. Birdsong# is a Corporate Vice President and
Director, Cornelia M. Small# is a Corporate Vice President and Director, Laurence Cheng* is a Director, Steven Gluckstern* is a Director and Marcus Rohrbasser is a Director of the Investment Manager. The principal occupation of each of Edmond D. Villani, Stephen R. Beckwith, Kathryn L. Quirk, and Cornelia
M. Small is serving as a Managing Director of the Investment Manager; the principal occupation of Rolf Hueppi, Laurence Cheng, Steven Gluckstern and Marcus Rohrbasser is serving as an officer of Zurich Insurance Company ("Zurich").
----------
*    Mythenquai 2, Zurich, Switzerland
#    345 Park Avenue, New York, New York

     The outstanding voting securities of the Investment Manager are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH") a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani in their capacity as representatives (the "Management Representatives") of the Investment Manager's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement among the Investment Manager, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and

Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Trust"); and 9.66% by the Trust. There are no outstanding non-voting securities of the Investment Manager.

     In connection with a transaction effective December 31, 1997, pursuant to which Zurich acquired a two-thirds interest in Scudder for $866.7 million in cash and the businesses of Scudder and Zurich's subsidiary, Zurich Kemper Investments, Inc., were combined to form Scudder Kemper, Mr. Bratt sold 15.0% of his holdings in Scudder to Zurich for cash and Mr. Pierce sold 85.1% of his holdings in Scudder to Zurich for cash.

Brokerage Commissions on Portfolio Transactions

     To the maximum extent feasible Scudder Kemper places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder Kemper), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Scudder Kemper may place such transactions with brokers and dealers that sell shares of funds advised by Scudder Kemper. Allocation of portfolio transactions is supervised by Scudder Kemper.

Other Matters

     The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that properly comes before the Meeting or any adjournments thereof in accordance with their best judgment.

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by Officers of the Fund or personnel of Scudder Kemper. The Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004 to assist in the proxy solicitation. The cost of their services is estimated at $3,500. The expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Shareholder Communications Corporation, in person, by telephone or by facsimile will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting are not received by July 23, 1998, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

     Any proposal by a stockholder of the Fund intended to be presented at the 1999 meeting of stockholders of the Fund must be received by Thomas F. McDonough, Secretary of the Fund, c/o Scudder Kemper Investments, Inc., at 345 Park Avenue, New York, New York 10154, not later than February 12, 1999.

By order of the Board of Directors,

Thomas F. McDonough
Secretary

345 Park Avenue
New York, New York 10154

June 11, 1998

PROXY                    SCUDDER NEW EUROPE FUND, INC.                    PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                     Annual Meeting of Stockholders--July 23, 1998

   The undersigned hereby appoints Paul Bancroft III, Nicholas Bratt and Daniel Pierce, each with the power of substitution, as proxies for the undersigned to vote all shares of Scudder New Europe Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Thursday, July 23, 1998 at 10:30 a.m., Eastern time, and at any adjournments thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each numbered item listed on the reverse side.

1. The  election  of Directors;
FOR                              /__/     WITHHOLD                         /__/

Nominees: Class I: Nicholas Bratt, Mary Johnston Evans, William H. Luers.
-------------------------------------------------------------------------

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided above.)

2. Ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants;
                                      FOR /__/     AGAINST /__/    ABSTAIN /__/

  The Proxies are authorized to vote upon such other business as may properly come before the Meeting.

                     MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT      /__/

                  PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                                 NO POSTAGE IS REQUIRED

Please sign exactly as       Signature:_______________________ Date:___________
your name or names appear.
When signing as attorney,
executor,  administrator,
trustee or guardian, please
give your full title as such.
                             Signature:_______________________ Date:___________